SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 20, 1999



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

        Kansas                    0-4721                    48-0457967
(State of Incorporation)  (Commission File Number)       (I.R.S. Employer
                                                        Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas              66205
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (913) 624-3000



      (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112
                (Mailing address of principal executive offices)

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Item 5.  Other Events

     Third Quarter 1999 Results Announced

      On October 20, 1999, Sprint Corporation announced third quarter 1999 results in both its FON Group and its PCS Group. Information concerning the results is contained in the news release, a copy of which is filed as Exhibit 99-A to this report and is incorporated in this report by reference.

     Legal Proceedings

       Seven purported class action suits were filed by shareholders in connection with the proposed merger of Sprint into MCI WorldCom, Inc. The suits allege that Sprint's directors breached their fiduciary duties, and certain other duties, to shareholders by entering into the Agreement and Plan of Merger with MCI WorldCom, Inc. and seek various relief, including injunction of the merger, requiring Sprint to conduct an auction for the sale of the company and awarding compensatory damages and costs.

      The following six lawsuits were filed in Johnson County, Kansas District Court:

     Miller,  et  al.  v. Sprint Corporation, William  T.  Esrey,
     Ronald T. LeMay, Dubose Ausley, Michel Bon, Harold S.  Hook,
     Linda  Koch  Lorimer, Charles E. Rice and Ron Sommer,  filed
     October 5, 1999.

     Michael Feder, et al. v. Sprint Corporation, Louis W. Smith, Ronald T. LeMay, Irvine O. Hockaday, Jr., Michael [sic] Bon, Dr. Ron Somner [sic], Dubose Ausley, Linda Koch Lorimer, William T. Esrey, Warren L. Batts, Harold S. Hook, Stewart Turley and Charles E. Rice, filed October 5, 1999.

     Artemis Tsekouras, et al. v. Sprint Corporation, Louis W. Smith, Ronald T. LeMay, Irvine O. Hockaday, Jr., Michael [sic] Bon, Dr. Ron Somner [sic], Dubose Ausley, Linda Koch Lorimer, William T. Esrey, Warren L. Batts, Harold S. Hook, Stewart Turley and Charles E. Rice, filed October 4, 1999.

     Selma  Kaiser,  et  al.  v. Sprint Corporation,  William  T.
     Esrey, Ronald T. LeMay, Dubose Ausley, Michel Bon, Harold S.
     Hook, Linda Koch Lorimer, Charles E. Rice and Ron Sommer, filed October 7, 1999.

     Cohen v. William T. Esrey, Ronald T. LeMay, Warren L. Batts, Irvine O. Hockaday, Jr., Harold S. Hook, Charles E. Rice, Linda Koch Lorimer, Stewart Turley, Dubose Ausley, Michael [sic] Bon, Ron Sommer and Sprint Corporation, filed on October 5, 1999.

     Kane v. William T. Esrey, Ronald T. LeMay, Warren L. Batts, Irvine O. Hockaday, Jr., Harold S. Hook, Charles E. Rice, Linda Koch Lorimer, Stewart Turley, Dubose Ausley, Michael [sic] Bon, Ron Sommer and Sprint Corporation, filed October 5, 1999.

     The following suit was filed in the Supreme Court of the State of New York:

     Seinfeld v. William T. Esrey, Warren L. Batts, Irvine O. Hockaday, Jr., Ronald T. LeMay, Harold S. Hook, Charles E. Rice, Linda Koch Lorimer, Stewart Turley, Dubose Ausley, Michel Bon, Ron Sommer and Sprint Corporation, filed October 4, 1999.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

        1      Form  of  Selling  Agency  Agreement  dated
               October 29,  1999,  among Sprint Corporation,  Sprint
               Capital   Corporation,   Lehman   Brothers  Inc.,
               Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Solomon Smith Barney Inc.


        99-A   News   Release  Relating  to  Third  Quarter   1999
               Results

        99-B 364-Day Credit Agreement, dated as of August 6, 1999, among Sprint Corporation and Sprint Capital Corporation, as Borrowers, and the Initial Lenders named therein, as Initial Lenders, and Citibank, N.A., as Administrative Agent, and Salomon Smith Barney Inc., as Book Manager and Arranger, and
               Morgan Guaranty Trust Company of New York, as Syndication Agent, and Bank of America National
               Trust   and  Savings  Association  and  The  Chase
               Manhattan Bank, as Documentation Agents


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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: October 29, 1999             By:  /s/ Laura L. Ozenberger
                                   Laura L. Ozenberger
                                   Assistant Secretary

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                         EXHIBIT INDEX

Exhibit
Number    Description                                                Page

  1       Form  of  Selling  Agency  Agreement  dated
          October 29,  1999,  among Sprint Corporation,  Sprint
          Capital   Corporation,   Lehman   Brothers  Inc.,
          Credit Suisse First Boston Corporation, J.P. Morgan
          Securities Inc. and Solomon Smith Barney Inc.

  99-A    News Release Relating to Third Quarter 1999 Results

  99-B    364-Day Credit Agreement, dated as of August 6, 1999,
          among    Sprint   Corporation   and   Sprint    Capital
          Corporation, as Borrowers, and the Initial Lenders named therein, as Initial Lenders, and Citibank, N.A., as Administrative Agent, and Salomon Smith Barney Inc., as Book Manager and Arranger, and Morgan Guaranty Trust Company of New York, as Syndication Agent, and Bank of America National Trust and Savings Association and The Chase Manhattan Bank, as Documentation Agents